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                                                                   EXHIBIT 10.74


THE RIGHTS OF THE HOLDER OF THIS DEMAND NOTE TO RECEIVE PAYMENT ARE SUBJECT AND SUBORDINATE TO ALL OBLIGATIONS OF THE MAKER OR OBLIGOR TO COMERICA BANK OR ITS SUCCESSORS OR ASSIGNS (THE "SENIOR LENDER") PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF FEBRUARY 7, 2001 BY AND AMONG THE SENIOR LENDER, JPE, INC., A MICHIGAN CORPORATION AND ASC, INC., A MICHIGAN CORPORATION.

SUBORDINATED DEMAND BUSINESS LOAN NOTE
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DUE ON DEMAND
                                                                     $15,000,000

                                                          DATE: FEBRUARY 7, 2001

PROMISE TO PAY. For value received, JPE, INC., a Michigan corporation (the "Borrower") promises to pay ON DEMAND to ASC, INC., a Michigan corporation (the "Lender"), or order, at its office located at One Heritage Place, Suite 400, Southgate, Michigan 48195, the sum of FIFTEEN MILLION DOLLARS ($15,000,000) ("Principal"), plus interest calculated as the sum of Lender's aggregate cost of borrowing such Principal including, without limitation, (a) Lender's actual cost or interest incurred with respect to such Principal and (b) any incremental cost to Lender arising from or caused by such Principal (the "Note Rate"). Such Note Rate shall apply until demand or maturity, whether by acceleration or otherwise, and at the rate of 3% per annum above the Note Rate on overdue principal from the date when due until paid; provided that the Note Rate may be adjusted to any legal rate including fair market value upon the mutual agreement of the parties. Notwithstanding the foregoing, Lender and Borrower hereby agree and acknowledge that the Note Rate shall equal or exceed the applicable federal rate.

The Borrower will pay the Principal and any accrued interest thereon on demand. Until demand, the Borrower will pay consecutive monthly installments of interest only commencing March 1, 2001.

LATE FEE. If any payment is not received by the Lender within fifteen days after its due date, the Lender may assess and the Borrower agrees to pay a late fee equal to five percent of the past due amount.

DEMAND NOTE. Notwithstanding any provision of this Demand Note or any other instrument or document, this Demand Note is due and payable on demand, which may be made by the Lender at any time for any or no reason. Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Lender, at its main office if no other address of the Lender is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (a) upon receipt if delivered by hand,
(b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third Delivery Day after the notice is deposited in the mail. "Delivery Day" means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

SUBORDINATION. Payments of principal on this Demand Note, and the rights of the holder hereof, are subordinate to Senior Indebtedness (as defined in the Subordination Agreement), and the rights of the holders thereof, to the extent specified in the Subordination Agreement.

SECURITY. To secure the payment of this Demand Note and any other present or future liability of the Borrower, whether several, joint, or joint and several, the Borrower pledges and grants to the Lender, pursuant to a Subordinated Security Interest between the Borrower and Lender of even date herewith, a continuing security interest in the Collateral (as defined in the Subordinated Security Agreement).

LENDER'S RIGHT TO SETOFF. The Lender shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this Demand Note in whole or partial payment of this Demand Note or other present or future liabilities, without any requirement of mutual maturity.

REPRESENTATIONS BY BORROWER. Each Borrower represents: (a) that the execution and delivery of this Demand Note and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this Demand Note is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Lender are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Borrower, other than a natural person, further represents:



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(a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this Demand Note and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its bylaws, or any partnership, operating or other agreement governing its affairs.

REMEDIES. If this Demand Note is not paid at maturity, whether by demand or otherwise, the Lender shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Lender sends the notice to the Borrower at least seven (7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Lender is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any Collateral. The Borrower is liable to the Lender for all reasonable costs and expenses of every kind incurred in the making or collection of this Demand Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Lender in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER. Each endorser and any other party liable on this Demand Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the Collateral, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Demand Note. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Lender of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Lender of any default shall be effective unless in writing and signed by the Lender, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS. The Borrower, if more than one, shall be jointly and severally liable, and the term "Borrower" shall mean any one or more of them. This note shall be binding on the Borrower and its successors, and shall inure to the benefit of the Lender, its successors and assigns. Any reference to the Lender shall include any holder of this Demand Note. This note is delivered in the State of Michigan and governed by Michigan law. Section headings are for convenience of reference only and shall not affect the interpretation of this Demand Note.

INFORMATION SHARING. The Lender may provide, without any limitation whatsoever, any information or knowledge the Lender may have about the undersigned or any matter relating to this agreement and any related documents to any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of this agreement or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. The Borrower agrees that the Lender may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations in this agreement to one or more purchasers whether or not related to the Lender.

WAIVER OF JURY TRIAL. The Lender and the Borrower knowingly and voluntarily waive any right either of them have to a trial by jury in any proceeding (whether sounding in contract or tort) which is in any way connected with this or any related agreement, or the relationship established under them. This provision may only be modified in a written instrument executed by the Lender and the Borrower.

ADDRESS:                                BORROWER:

30400 Telegraph Road                    JPE, INC.
Suite 401
Bingham Farms, Michigan 48025
                                        By: /s/ David L. Treadwell
                                           -------------------------------------
                                        Name: David L. Treadwell
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                                        Title:Chairman & Chief Executive Officer
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